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                                                                    EXHIBIT 10.3

BY TELECOPIER
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Dated as of
June 20, 1994

To the Financial Institutions Identified as
"Lenders" on the Signature Page Hereto:

Re:  Letter Agreement Dated as of June 3, 1994
     -----------------------------------------

Ladies and Gentlemen:

Reference is made to that certain Letter Agreement dated as of June 3, 1994 (the "Letter Agreement") between Fidelity Federal Bank, a Federal Savings Bank,
 -----------------
Citadel Holding Corporation and each of the financial institutions to whom this letter is addressed. Capitalized terms not otherwise defined in this letter have the meanings specified in the Letter Agreement.

As required by the Letter Agreement, each of the Lenders accepted the offer to redeem contained therein on or before June 8, 1994. The Letter Agreement provides, however, that the respective obligations of the parties thereunder are subject to satisfaction of certain terms and conditions referred to therein as "Effectiveness Conditions." Furthermore, the Letter Agreement requires that certain Effectiveness Conditions occur within five days of execution of the Letter Agreement. There has been delay in satisfying certain of the Effectiveness Conditions and the parties now wish to extend the date by which such Effectiveness Conditions must be satisfied.

By its signature below, each of the parties hereto acknowledges and agrees as follows:

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Dated as of
June 20, 1994
Page 2


1. The Letter Agreement shall be amended by deleting the following language which appears on page 2 thereof: "A. Events to Occur Within 5 Days of Execution of this Letter Agreement" and replacing such language with the following: "A. Events to Occur on or Before June 22, 1994."

2. The Letter Agreement shall be amended further by deleting section I.B.4 which appears on page 3 thereof and replacing such provision with the following: "Approval of the Redemption by the OTS on or before June 22, 1994, which approval the Company will use its best efforts to obtain."

3. Each party irrevocably and unconditionally waives whatever right it may have had to terminate the Letter Agreement based upon the failure of any conditions described in section I.A of the Letter Agreement to have been satisfied within 5 days of execution of the Letter Agreement.

4. Except as specifically provided for hereby, the Letter Agreement shall remain in full force and effect.



Very truly yours,

FIDELITY FEDERAL BANK,
  a Federal Savings Bank

By:  /s/ GODFREY B. EVANS
     _______________________________________
     Name:   Godfrey B. Evans
     Title:  Executive Vice President


CITADEL HOLDING CORPORATION

By:  /s/ GODFREY B. EVANS
     ________________________________________
     Name:   Godfrey B. Evans
     Title:  Executive Vice President
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Dated as of
June 20, 1994
Page 3


ACKNOWLEDGED AND AGREED TO:
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THE CHASE MANHATTAN BANK
     (NATIONAL ASSOCIATION)


By:  /s/ PAMELA M. STUMPP
     ________________________________________
     Name:   Pamela M. Stumpp
     Title:  Managing Director


CONNECTICUT GENERAL LIFE INSURANCE COMPANY


By:  /s/ JAMES F. COGGINS, JR.
     ________________________________________
     Name:   James F. Coggins, Jr.
     Title:  Assistant Vice President


CIG & CO


By:  /s/ JAMES F. COGGINS, JR.
     ________________________________________
     Name:   James F. Coggins, Jr.
     Title:  Partner


THE MUTUAL BENEFIT LIFE INSURANCE COMPANY


By:  /s/ WALTER A. APPEL
     ________________________________________
     Name:   Walter A. Appel
     Title:  Vice President


HEWLETT-PACKARD DEFERRED PROFIT SHARING TRUST


By:  /s/ ELIZABETH OBERSHAW
     ________________________________________
     Name:   Elizabeth Obershaw
     Title:  Manager, Benefit Fund Investments